THE PARNASSUS FUND
Semiannual Report
June 30, 1997

                                                                   July 28, 1997

Dear Shareholder:

     As of June 30, 1997, the net asset value per share (NAV) of the Parnassus Fund was $42.20, so the overall return for the quarter was 17.62%. This compares to a return of 17.47% for the S&P 500 and a return of 15.83% for the average growth fund according to Lipper Analytical Services. For the third consecutive quarter, we've outperformed both the S&P and the average growth fund.

     For the year-to-date, the Fund is up 22.71% compared to 20.62% for the S&P and 14.29% for the average growth fund; Lipper ranks us 25th out of 840 growth funds for the six-month period. Since the first of the year, we're 8.42% ahead of the average growth fund which is more than the 7.56% by which we underperformed the average growth fund in 1996. So we've more than made up for last year's deficit in the first six months of 1997.

     Below you will find a table summarizing our average annual returns as of June 30, 1997 for the one, five and ten-year periods and for the life of the Fund. The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge.

                                  Average Annual     Average Annual
                                   Total Return      Overall Return
----------------------------------------------------------------------------
One Year                              30.68%             35.42%
----------------------------------------------------------------------------
Five Years                            17.06%             17.90%
----------------------------------------------------------------------------
Ten Years                             11.49%             11.89%
----------------------------------------------------------------------------
Since Inception on 12/31/84           13.20%             13.52%
----------------------------------------------------------------------------

Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE OF INDIVIDUAL COMPANIES
     The vast majority of companies in the portfolio had strong gains and only two companies lost more than 10% during the quarter. Advanced Micro Devices lost 13.5% as the stock went from $41.63 to $36.00 a share. This was a relatively small correction in the price of AMD's stock after it soared 61.7% during the first quarter. We think there's more upside left as the new K-6 chip appears to be selling quite well. Protocol, the maker of medical monitoring equipment, dropped 12.3% during the quarter as the stock declined from $9.13 to $8.00. We're not concerned about the decline as we like the products and management of this company. We anticipate better results in the months to come.

     The company with the biggest gain in the second quarter was FEI, a Portland, Oregon-based manufacturer of semiconductor testing and repair equipment and electron microscopes. The stock went from $8.50 to $15.75 a share for a gain of 85.3%. Earlier this year, the stock was depressed, but it bounced back after the realization that its products were of high quality and its business plan made sense. Orders from semiconductor manufacturers for processing equipment were especially strong.

     Our old friend, Tandem Computers, gained 70.5% as its stock went from $11.88 to $20.25 because of an agreement to merge with Compaq. Tandem has been in the portfolio for years and we haven't had much return on our investment until recently. In fact, judging from its performance prior to the merger, Tandem looked like one of the "stuck-in-the-mud" stocks we pledged to purge from the portfolio in last year's "Restructuring of '96." For years, the company had great products, but could not earn significant amounts of money on a consistent basis. Over the past year, though, the company has made good progress and a new chief executive officer took the helm. I thought about selling the stock even with the improvements underway since I had been disappointed so many times before. We decided, however, to give the company one more chance and it was fortunate that we did.

     Tandem illustrates one of the challenges of managing a portfolio. Last year, we took a giant step forward by improving our investment analysis. One of the most important changes was to look for a 12-month catalyst to improve earnings before investing in a company even if it were undervalued. This system has worked well for us and our performance for the last nine months has been remarkable. (There's no guarantee that this will continue, but the early returns look good.) However, it's not always possible to tell if a catalyst will actually develop in the next twelve months and sometimes what looks like a catalyst will turn out to have no effect at all. Until recently, Tandem was a good example. So even though the 12-month catalyst analysis is not perfect, it helps us to analyze a company's future and it should give us better performance.

     Compaq is offering stock for all of Tandem's shares instead of cash so we will have to decide whether to take Compaq stock or sell our shares. We have owned Compaq in the past and we think that both Tandem and Compaq are socially responsible companies. We think that Compaq is a very well managed company, but we have not yet made a decision on whether Compaq is undervalued or not. If we take stock instead of cash, the gain on Tandem will not be taxed until we sell the Compaq stock. This will be a consideration in our decision.

     Electro Scientific Industries (ESI) had an excellent quarter as its stock soared 65.8%, climbing from $25.25 to $41.88. The company has excellent management and its laser-based products are in high demand in the semiconductor industry. Recent, well-chosen acquisitions are also helping ESI.

     Whole Foods Market, the nation's largest natural foods supermarket company, saw its stock increase 59.6%, rising from $20.75 to $33.13. The company's stock price was depressed when we bought it because of weakness in its Los Angeles region and other concerns. Since then, though, operations have been strong and so have earnings. The company has good managers and it has good social factors including community relations and treatment of employees.

     Centigram, a voice mail company, rose 28.6% during the quarter as its stock climbed from $10.06 to $12.94. The company has excellent products, but its costs were too high and its marketing unfocused. Recent changes in management should improve the company's performance.

     Toys 'R' Us increased 25.0% during the quarter as its shares climbed from $28.00 to $35.00 each. Stronger demand for toys and improved appearance and design of the stores contributed to better earnings. Star Wars toys have also had very strong sales at the stores.

     Sullivan Dental Products gained 24.8% while its stock moved from $14.63 to $18.25. Increased demand because of a better-trained sales force was responsible for most of the improvement in company operations. Improved cost control also made an impact.

     TJ International, the Boise, Idaho-based company that produces engineered lumber products, had a 23.7% gain in its stock price as it went from $19.00 to $23.50 a share. After having problems at a couple of its plants, productivity has picked up and things are now running efficiently. Lower raw material costs and stronger demand also helped TJ.

     Houghton Mifflin's stock went up 23.6% during the quarter, going from $54.00 to $66.75 a share. Efficiencies from the D.C. Heath merger and strong sales of textbooks contributed to the increased value of its stock. A dividend increase also helped push up the price.

     Aetna, the health maintenance organization (HMO) and health insurer based in Hartford, Connecticut, had a 19.7% increase in the price of its stock as it went from $85.88 to $102.81. Aetna provides good quality health care to its patients and its operations have improved substantially.


OUTLOOK AND STRATEGY
     As we indicated earlier in this report, the S&P 500 index has outperformed the average growth fund by a substantial margin for the first half of this year. While the S&P has climbed 20.62% for the year-to-date, the average growth fund has increased only 14.29%. Why has this happened?

     The answer is that large, blue-chip corporations have gone up much faster than the market as a whole. While the S&P 500 index represents 500 large companies, they are not all given equal weight in the index. They are weighted according to market capitalization (i.e. stock price times the number of shares outstanding). Because of this market weighting, the top 10 companies account for 19.6% of the index's value, the top 50 account for 49.3% of the value and the top 100 account for 66.3% of the value. Given this situation, the smallest 400 of the S&P 500 don't affect the index very much. Since growth funds have stocks that are more broadly distributed than the top 10, top 50 or top 100 companies in the S&P, the average growth fund has gained less than the S&P 500 index.

     Given this situation, why have the biggest companies gone up so much more than the other ones? Part of the answer is that because of the high valuations, large institutional investors want to be in corporations whose shares are liquid and can be traded easily. If things turn sour, the idea is that they can sell their shares relatively easily and sit on the sidelines until the storm passes.

     As a practical matter, though, this strategy hasn't worked too well. It's almost impossible to time the market accurately on a long-term basis. No one rings a bell at market tops and no one rings a bell at market bottoms. If an investor waits for a downdraft, he or she may be selling at the bottom and if they stay out of the market for a while, stocks may jump up and leave the investor stranded. All the buying and selling will also penalize a portfolio since there are commissions to pay and "spreads" between "bid" and "ask" to absorb when trades are made. Despite these realities, people still think they can time the market and timers prefer large capitalization stocks.

     Well-known names give many investors comfort (especially foreigners) and this causes more buying of big companies and pushes up indices like the Dow Jones Industrial Average and the S&P 500. Also, the fact that the S&P has done better than the market in recent years, makes some investors more comfortable buying the biggest companies and this, in turn, makes the largest issues go up even more.

     A relatively new phenomenon is the enormous growth of "index funds." These mutual funds buy the stocks that are in the S&P 500 and try to duplicate the S&P's returns. Since the S&P has beat the average growth fund in recent years, this causes a growing number of investors to put their money into index funds. As the index funds keep growing and buying more and more shares in the biggest companies, the trend is reinforced.

     At some point, though, the biggest companies become overvalued in comparison with the broader market. As this trend continues, the overvaluation of large companies becomes more pronounced and the trend reverses itself. This is what happened in 1991, 1992 and 1993 when smaller companies did better than larger companies and the average growth fund beat the S&P 500 for most of the 3-year period.

     In my view, we're at a point now where most of the biggest issuers are overvalued and a correction could come sometime this year. This doesn't necessarily mean that stocks will crash, but it's possible that will happen. Unfortunately, shares of smaller companies also fall during a correction. The smaller companies, though, usually come back stronger after this kind of correction so it generally pays to ride out the storm.

     At this point, some of you may be saying to yourselves, "If Dodson thinks large companies are overvalued and we're due for a correction that will hit both large and small companies, why doesn't he get out of the market, put the Fund's assets in cash, wait for the crash and then get back into the market?" The theory behind this question is absolutely correct, but the difficulty is in the practice.

     I have no idea when the correction will come and we could underperform if we got out of the market and stocks continued to soar. Also, the correction may not take the form of a crash, but rather the shares of big companies could stay flat while issues of smaller companies soar.

     What I've chosen to do is stay in the market with our companies which we think are undervalued. These tend to be medium-sized companies and if a correction comes, they should't get hammered as much as the overvalued ones or at least, they should bounce back sooner and with more vigor.


COMPANY NOTES
     In an effort to expand and build upon "Bring Your Daughter to Work Day," Quantum Corporation hosted its first "Bring Your Children to Work Day" during the week of April 23. 1000 children attended the event at four Quantum sites around the country: Milpitas, California, Shrewsbury, Massachusetts, Colorado Springs, Colorado and Louisville, Colorado. Activities included demonstrations on how to build and take apart a computer disk drive, tours of manufacturing and engineering facilities and mock meeting sessions.

     The annual Aetna Voice of Conscience Awards, honoring Arthur Ashe and the humanitarian ideals he stood for, recognized four winners with crystal sculptures and $25,000 each to be donated to the recipient's choice of charity. Dierdra Gray, a graduate student at Columbia and President of the People of Color Alliance, organized toy and clothing drives for impoverished residents of Harlem. In response to ethnic tensions on campus, Ms. Gray and a Jewish graduate student created Common Ground, an organization focused on creating shared experiences and dialogue among Jewish and African-American students.

     Another recipient was Henry J. Fernandez, a graduate of Harvard and Yale Law School, who started LEAP, an education and social development program which serves over 800 inner-city Connecticut children. Richard Lapchick, founder and director of the Center for the Study of Sport and Society at Northeastern University, received an award for helping former college and professional athletes complete their college educations.

     Maria McKeon, a lawyer in Aetna's Hartford office, has served for five years as Chairman of Connecticut Lawyers Legal Aid to the Elderly program, which provides pro bono legal services to senior citizens. Ms. McKeon also received her award for helping to create Lawyers for Children which advocates on behalf of abused and neglected children in the court system. The awards honor Arthur Ashe who served on Aetna's board from 1982 until his death in 1993.


TAX ISSUES
     The following letter came from a friend of mine, Donald J. Boteler, Vice President of Operations and Training, at the Investment Company Institute (ICI), the official trade association of the mutual fund industry. The letter makes tax comments to amplify a response I made to a shareholder question on taxes.

    Dear Jerry:

    The annual report for the Parnassus Fund dated February 5, 1997 contained your response to a letter from one of your shareholders asking if you take into account a shareholder's tax situation in managing the fund. In your response, you outlined five ways in which you seek to minimize taxes for shareholders. I applaud your use of each of those techniques as very pro-shareholder. I would like to suggest a clarifying comment about the point you made regarding the proper use of the tax basis of shares in calculating capital gains. Your letter noted as follows:

    We remind shareholders to use the tax basis (not just the cost of shares) in calculating capital gains. The tax basis of shares is the cost of the shares plus the dividends paid out during the holding period. For example, if you paid $25.00 for your Parnassus Fund shares and you received dividends of $4.00 during the holding period, your tax basis is $29.00 - not the $25.00 cost. Some taxpayers overpay capital gains by using the actual cost of shares instead of the tax basis. This would make the capital gain appear larger than it was.

    What you said is essentially correct (particularly with respect to full redemptions), but it is important to note that dividends are part of the tax basis of shares only to the extent that they are reinvested in additional shares of the fund. I'm sure that is what your words intended to convey, but it would probably be a good idea to state it explicitly when next you visit this topic.
    You might also wish to consider informing shareholders that, when computing taxable gains from partial account redemptions, they may use one of the three available methods to calculate tax basis: (1) the average cost method, (2) the specific identification method, or (3) the
    first-in,   first-out   method.   Whichever  method  is  elected  by  a
    shareholder for a particular account must be used consistently for that account. Shareholders should be urged to consult a tax advisor or obtain IRS Publication No. 564 - Mutual Fund Distributions, for instructions on how to apply each of the methods.
     I always enjoy reading your reports, Jerry. Keep up the good work!
                                                           Best regards,
                                                           Donald J. Boteler
                                                           Washington, D.C.

    Note: When the Parnassus Fund sends out cost information for taxes, we base it on the first-in, first-out method (FIFO).


SHAREHOLDER LETTERS
    Dear Mr. Dodson:

       Thanks for your letter of June 6 explaining the SEC charges and your position regarding the Margaux investment and the "soft dollars." I don't follow the financial news closely; your letter was the first I heard about it. From what you write, your position seems reasonable to me. Being neither a lawyer nor a financial analyst, this view is only a layman's reaction. Still, my view is fortified by my high regard for your acumen and integrity as revealed in the splendid reports you write about the Parnassus Fund's activity and which I do read closely.
       There are a few questions about the Margaux investment about which I would appreciate some illumination. I vaguely recall the name Margaux on the Fund's list of investments sometime in the past, but little else. What was its business? How large was the Fund's investment in it? In the end, how much did the Fund lose or gain from it? What was the basis of your faith in Margaux despite its bankruptcy filing? None of the questions necessarily relate to the SEC charges, but the answers might afford some better perspective on the matter.
       I do support your effort to stand your ground against the charges rather than settle "out of court."
       My wife and I have been loyal shareholders in the Fund since 1992. We are well-satisfied and not bothered by the flat experience of 1995-96. The long run is what matters for us. We like and have confidence in your investment philosophy and strategy. Don't be intimidated by bureaucrats when you know you are right.
                                                           Sincerely,
                                                           Saul J. Blaustein
                                                           Tucson, Arizona

Dear Mr. Blaustein:

    Thank you for your letter. I appreciate the kind words. With regard to the investment in Margaux, the company manufactured refrigeration equipment for use in supermarkets. We invested in the company because of both financial and environmental reasons. The equipment was energy efficient and we liked the management.

    We started buying Margaux in April of 1986 and we purchased our last shares in March of 1989. We also sold some shares in October of 1989. As of November of 1989, we owned 565,000 shares at a cost of $562,187.50 or just about $1.00 per share.

    The Fund also made a $100,000 investment in a convertible debenture issued in April of 1989. The debenture was convertible into common shares of Margaux at the rate of 15 per dollar so the cost of these shares was 6.7 cents each. We invested in the company after Margaux filed for Chapter 11 reorganization. The company was forced into Chapter 11 because its commercial bank called an outstanding loan. Despite the Chapter 11 filing, I thought there was a lot of value in the company.

    Dover Diversified acquired Margaux for 27 cents per share on March 6 of 1995. The Fund lost money on its 565,000 common shares since our cost was about $1.00. We did, however, make a lot of money on the convertible debenture. We sold our 1,500,000 shares converted from the debenture for 27 cents each for a total of $405,000 so we made over four times our investment of $100,000. However, when you factor in the cost of the shares plus the convertible debenture, the Fund lost $104,637.50 or about 5 cents per share on the total investment. (After converting the debenture, we owned 2,065,000 shares and we sold them all for 27 cents each for total proceeds of $557,550. Our total cost for the 565,000 shares and the convertible debenture was $662,187.50)

                                                           Yours truly,
                                                           Jerome L. Dodson



     I would also like to thank all of the shareholders who wrote letters of support in the wake of the SEC charges. I remain confident that we will win our battle with the SEC.

     Finally, on another subject, I would like to admit that I am guilty of a grammatical error in the last quarterly report. Robert W. Hansen, a shareholder from Carpinteria, California, and William Edgerton, a veteran Parnassus investor and frequent correspondent from Bloomington, Indiana, both wrote in to point out the error in the following sentence: This has lead us to choose growth stocks that have stumbled rather than picking companies that have extremely low valuations. It should have been "led" instead of "lead." As always, we appreciate feedback from our shareholder-grammarians.


JOAN SHAPIRO
     Joan Shapiro, an original investor with the Parnassus Fund and a Trustee of the Parnassus Income Fund, has retired from the South Shore Bank in Chicago after 20 years of service with the bank. As many of you know, South Shore is the nation's most prominent development bank, having gone into depressed areas of Chicago and pioneered community economic development. Joan joined South Shore in 1976 and became Director of Development Deposits in 1982 where she increased assets from $20 million to $150 million. Prior to her retirement, she served as Executive Vice President with responsibilities for marketing, communications, press relations and raising capital.

     In addition to service as a Parnassus Trustee, Joan was a founding board member of the Social Investment Forum and served as President for two years. She has made significant contributions to Parnassus and to the social investment movement. Joan is a very youthful retiree so I'm sure we'll be hearing more from her before too long. I hope all of you will join me in wishing her well in whatever her next venture may be.


SUMMER INTERNS
     This summer we have a record seven interns working at the Parnassus Fund. Robert Kimsey is a graduate of the University of California at Santa Barbara and a Level 2 candidate for the Chartered Financial Analyst Designation (CFA). His previous work experience includes being an account representative at the Benham Group (now American Century Investments) and a sales representative at Nordstrom.

     Heidi Chu majored in molecular and cell biology at the University of California at Berkeley where she graduated in May. At UC, she was a member of the Korean Students Association and the Molecular and Cell Biology Undergraduate Student Association. Her work experience includes a stint as a research assistant in a laboratory doing DNA work as well as working as a swimming instructor at UC Medical School and as a salesclerk at the Cannery Kid in San Francisco.

     Yimin Feng is also a May graduate of the University of California at Berkeley and he was also an exchange student at Hong Kong University of Science and Technology. He is founder and president of INSPIRE, a youth mentorship program that provides guidance, support and information to inner-city youths. He also serves on the board of the Oakland Asian Student Educational Services (OASES) which provides tutorial and mentoring services for low income students. Yimin has also worked on developing business plans for small enterprises.

     Christian Schuetz is a student at the European Business School in Oestrich-Winkel, Germany. His previous experience includes banking at the Nassauische Sparkasse in Wiesbaden, Germany. He has also done social work in Meisenheim, Germany, counseling recent Russian immigrants. At 6'9", Christian is also an enthusiastic basketball player.

     Aster Chin is a senior at the University of California at Davis where she is majoring in managerial economics and physiology. She is also a graduate of Lowell High School in San Francisco and while at Lowell, she was first-place winner at the London Royal School International Piano Competition. At UC Davis, she was Programs and Facilities Committee Chairman of the Campus Union and Recreation Board where she participated in planning for capital improvement projects and reviewed and approved budgets for various student fee-funded facilities.

     Stephen Dodson is a junior studying economics at the University of California at Berkeley. He is also a graduate of Lowell High School in San Francisco where he was captain of the crew team and editor of the school newspaper. At Berkeley, he is a founding member of the California Investment Association and a media relations assistant in the Athletic Department.

     Patrick Rooney graduated in electrical engineering from Montana State University. His experience includes working for two years as a product marketing engineer at Integrated Device Technology. He is currently an emergency room volunteer at San Francisco General Hospital and he has volunteered for Project Open Hand, delivering meals to homebound AIDS patients.

    Finally, I would like to thank all of you for investing in the Parnassus Fund and supporting socially responsible investing.

                                                           Yours truly,

                                                           Jerome L. Dodson
                                                           President

UNREALIZED GAIN (LOSS) SUMMARY AS OF JUNE 30, 1997 (UNAUDITED)

 Number of                                                          Per                         Per      Unrealized
  Shares    Issuer                                    Cost        Share      Market Value     Share     Gain (Loss)
---------------------------------------------------------------------------------------------------------------------

  600,000   ATC Group Services, Inc.             $ 7,272,588      $12.12     $ 6,900,000   $  11.50    $ (372,588)
   80,000   Acme Metals, Inc.                      1,299,624       16.25       1,370,000      17.13        70,376
  100,000   Adobe Systems Incorporated             3,576,564       35.77       3,506,250      35.06       (70,314)
  500,000   Advanced Micro Devices, Inc.          10,645,500       21.29      18,000,000      36.00     7,354,500
  140,000   Aetna, Inc.                            9,007,863       64.34      14,393,750     102.81     5,385,887
  505,000   Broderbund Software, Inc.             12,743,324       25.23      12,467,187      24.69      (276,137)
  435,000   Centigram Communications Corporation   4,446,589       10.22       5,627,812      12.94     1,181,223
   70,000   Corporate Express, Inc.                  945,000       13.50       1,010,625      14.44        65,625
  800,000   Cypress Semiconductor Corporation     11,085,038       13.86      11,600,000      14.50       514,962
   60,000   Delta Air Lines, Inc.                  4,301,406       71.69       4,920,000      82.00       618,594
  600,000   Electro Scientific Industries, Inc.   12,881,344       21.47      25,125,000      41.88    12,243,656
  350,000   FEI Company                            3,470,000        9.91       5,512,500      15.75     2,042,500
    3,500   First Data Corporation                   126,683       36.20         153,781      43.94        27,098
  654,000   Genus, Inc.                            3,427,000        5.24       2,943,000       4.50      (484,000)
   80,000   Hewlett-Packard Company                3,167,800       39.60       4,460,000      55.75     1,292,200
   60,000   Houghton Mifflin Company               2,493,475       41.56       4,005,000      66.75     1,511,525
  420,000   In Focus Systems                       9,818,365       23.38      10,762,500      25.63       944,135
  400,000   Intuit, Inc.                           9,076,344       22.69       9,175,000      22.94        98,656
  115,500   Invacare Corporation                   2,121,594       18.37       2,699,813      23.38       578,219
  160,000   Lam Research Corporation               4,767,188       29.79       5,930,000      37.06     1,162,812
  125,000   The Limited, Inc.                      2,405,413       19.24       2,531,250      20.25       125,837
  275,000   Mentor Graphics Corporation            3,661,875       13.32       2,543,750       9.25    (1,118,125)
1,000,000   Morgan Products, Ltd.                  6,131,156        6.13       7,500,000       7.50     1,368,844
  900,000   Mylan Laboratories                    13,584,911       15.09      13,275,000      14.75      (309,911)
  580,000   Nellcor Puritan Bennett, Inc.         10,088,288       17.39      10,512,500      18.13       424,212
  600,000   Protocol Systems, Inc.                 5,483,494        9.14       4,800,000       8.00      (683,494)
  525,000   Quantum Corporation                    4,847,188        9.23      10,664,063      20.31     5,816,875
  200,000   Ryerson Tull, Inc.                     3,106,625       15.53       3,300,000      16.50       193,375
  350,000   Sequent Computer Systems, Inc.         7,238,751       20.68       7,371,875      21.06       133,124
  500,000   Sullivan Dental Products, Inc.         5,370,777       10.74       9,125,000      18.25     3,754,223
  212,500   Sun Company, Inc.                      5,733,250       26.98       6,587,500      31.00       854,250
  210,000   T.J. International, Inc.               3,561,312       16.96       4,935,000      23.50     1,373,688
  780,000   Tandem Computers, Inc.                 9,178,700       11.77      15,795,000      20.25     6,616,300
  500,000   Toys "R" Us, Inc.                     12,751,767       25.50      17,500,000      35.00     4,748,233
  150,000   United Healthcare Corporation          5,689,250       37.93       7,800,000      52.00     2,110,750
  625,000   Wellman, Inc.                         12,728,701       20.37      10,859,375      17.38    (1,869,326)
  350,000   Whole Foods Market                     6,717,638       19.19      11,593,750      33.13     4,876,112
                                                ------------                ------------               -----------
            TOTAL                               $234,952,385                $297,256,281               $62,303,896
                                                ============                ============               ===========

STOCKS SOLD JANUARY 1, 1997 THROUGH JUNE 30, 1997 (UNAUDITED)

                                             Realized       Number                     Per          Sale       Per
Company                                   Gain (Loss)    of Shares          Cost     Share      Proceeds     Share
--------------------------------------------------------------------------------------------------------------------

Advanced Micro Devices, Inc.            $  3,904,331      250,000  $  5,885,507     $23.54  $  9,789,838     $39.16
Aetna, Inc.                                  447,865       20,000     1,355,775      67.79     1,803,640      90.18
Apple Computer, Inc.                      (6,580,203)     340,000    12,680,625      37.30     6,100,422      17.94
Autodesk, Inc.                               331,830       35,000     1,004,375      28.70     1,336,205      38.18
Delta Air Lines, Inc.                        935,184       40,000     2,840,153      71.00     3,775,337      94.38
H.B. Fuller Company                        4,315,040      260,000     8,390,105      32.27    12,705,145      48.87
Houghton Mifflin Company                     329,038       20,000       764,525      38.23     1,093,563      54.68
Inland Steel Industries, Inc.             (1,584,505)     400,000     9,594,736      23.99     8,010,231      20.03
Lam Research Corporation                   1,052,054      110,000     3,110,313      28.28     4,162,367      37.84
The Limited, Inc.                            117,446      405,000     7,418,452      18.32     7,535,898      18.61
Liz Claiborne, Inc.                        5,462,619      200,000     3,326,000      16.63     8,788,619      43.94
Macromedia, Inc.                            (414,865)     520,500     4,408,543       8.47     3,993,678       7.67
Mentor Graphics Corporation                   61,368      205,000     1,823,750       8.90     1,885,118       9.20
Merix Corporation                           (599,422)      97,500     2,014,687      20.66     1,415,265      14.52
Herman Miller, Inc.                        2,571,873      105,000     1,246,750      11.87     3,818,623      36.37
Quantum Corporation                        5,444,686      270,000     3,984,375      14.76     9,429,061      34.92
Southwest Airlines                         1,180,017      160,000     2,796,150      17.48     3,976,167      24.85
Sullivan Dental Products, Inc.               474,948      100,000     1,075,000      10.75     1,549,948      15.50
Sun Company, Inc.                            222,208       40,000     1,049,950      26.25     1,272,158      31.80
T.J. International, Inc.                   1,374,107      290,000     5,159,300      17.79     6,533,407      22.53
Tandem Computers, Inc.                      (129,441)      70,000     1,013,074      14.47       883,633      12.62
United Healthcare Corporation              2,365,250      170,000     6,993,150      41.14     9,358,400      55.05
                                        ------------                -----------             ------------
TOTAL                                   $ 21,281,428                $87,935,295             $109,216,723
                                        ============                ===========             ============



PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 1997 (UNAUDITED)

                                       Percent of
    Shares  Common Stocks              Net Assets  Market Value
--------------------------------------------------------------------------------
            AIR TRANSPORT
   60,000   Delta Air Lines, Inc.           1.6%   $  4,920,000
                                                   ------------
            APPAREL
  125,000   The Limited, Inc.               0.8%      2,531,250
                                                   ------------
            BUILDING MATERIALS
1,000,000   Morgan Products, Ltd.*                    7,500,000
  210,000   T.J. International, Inc.                  4,935,000
                                                   ------------
            Total                           4.0%     12,435,000
                                                   ------------
            CHEMICALS
  625,000   Wellman, Inc.                   3.5%     10,859,375
                                                   ------------
            COMPUTER
            PERIPHERALS
  420,000   In Focus Systems*                        10,762,500
  525,000   Quantum Corporation*                     10,664,063
                                                   ------------
            Total                           6.8%     21,426,563
                                                   ------------
            COMPUTER SOFTWARE
  100,000   Adobe Systems Incorporated                3,506,250
  505,000   Broderbund Software, Inc.*               12,467,188
  400,000   Intuit, Inc.*                             9,175,000
  275,000   Mentor Graphics
            Corporation*                              2,543,750
                                                   ------------
            Total                           8.7%     27,692,188
                                                   ------------
            COMPUTERS
   80,000   Hewlett-Packard
            Company                                   4,460,000
  350,000   Sequent Computer
            Systems, Inc.*                            7,371,875
  780,000   Tandem Computers, Inc.*                  15,795,000
                                                   ------------
            Total                           8.8%     27,626,875
                                                   ------------
            DATA PROCESSING
    3,500   First Data Corporation          0.1%        153,781
                                                   ------------
            ENVIRONMENTAL
            SERVICES
  600,000   ATC Group Services, Inc.*       2.2%      6,900,000
                                                   ------------
            HEALTH CARE
  140,000   Aetna, Inc.                              14,393,750
  150,000   United Healthcare
            Corporation                               7,800,000
                                                   ------------
            Total                           7.1%     22,193,750
                                                   ------------
            MEDICAL EQUIPMENT
  115,500   Invacare Corporation                      2,699,812
  580,000   Nellcor Puritan
            Bennett, Inc.*                           10,512,500
  600,000   Protocol Systems, Inc.*                   4,800,000
  500,000   Sullivan Dental
            Products, Inc.                            9,125,000
                                                   ------------
            Total                           8.6%     27,137,312
                                                   ------------



            MICROELECTRONIC
            PROCESSING EQUIPMENT
  600,000   Electro Scientific
            Industries, Inc.*                        25,125,000
  350,000   FEI Company*                              5,512,500
  654,000   Genus, Inc.*                              2,943,000
  160,000   Lam Research Corporation*                 5,930,000
                                                   ------------
            Total                          12.5%     39,510,500
                                                   ------------
            PETROLEUM REFINING
            & MARKETING
  212,500   Sun Company, Inc.               2.1%      6,587,500
                                                   ------------
            PHARMACEUTICALS
  900,000   Mylan Laboratories              4.2%     13,275,000
                                                   ------------
            PUBLISHING
   60,000   Houghton Mifflin Company        1.3%      4,005,000
                                                   ------------
            RETAIL
   70,000   Corporate Express, Inc.*                  1,010,625
  500,000   Toys "R" Us, Inc.*                       17,500,000
  350,000   Whole Foods Market*                      11,593,750
                                                   ------------
            Total                           9.6%     30,104,375
                                                   ------------
            SEMICONDUCTORS
  500,000   Advanced Micro
            Devices, Inc.*                           18,000,000
  800,000   Cypress Semiconductor
            Corporation*                             11,600,000
                                                   ------------
            Total                           9.4%     29,600,000
                                                   ------------
            STEEL
   80,000   Acme Metals, Inc.*                        1,370,000
  200,000   Ryerson Tull, Inc.*                       3,300,000
                                                   ------------
            Total                           1.5%      4,670,000
                                                   ------------
            TELECOMMUNICATIONS
            EQUIPMENT
  435,000   Centigram
            Communications Corp.*           1.8%      5,627,812
                                                   ------------
            Total Common Stocks
            (Cost $234,952,385)            94.6%   $297,256,281
                                                   ------------

            * Non-income producing

    * The accompanying notes are an integral part of these financial statements.


 PORTFOLIO OF INVESTMENTS
 BY INDUSTRY CLASSIFICATION
 AS OF JUNE 30, 1997 (continued)

                                                  Percent of        Market Value
 Short-Term Investments                           Net Assets          (Note 1)
--------------------------------------------------------------------------------
 Union Bank of California
      Money Market Account
      (variable rate-4.78% as of 6-30-97)                          $ 10,920,506

 Goldman Sachs
      Institutional Liquid Assets
      (variable rate-5.20% as of 6-30-97)                               103,030

 South Shore Bank
      Money Market Account
      (variable rate-4.40% as of 6-30-97)                             2,193,608

 Albina Community  Bank
      (variable rate-4.95% as of 6-30-97)                               100,000

 Community Capital Bank
      (variable rate-4.89% as of 6-30-97)                               100,000

 Community Bank of The Bay
      (variable rate-5.50% as of 6-30-97)                               100,000

 Wainwright Bank & Trust Co.
      (variable rate-5.40% as of 6-30-97)                               100,000

 Alternatives Federal Credit Union
      (variable rate-3.00% as of 6-30-97)                                25,756

 Self Help Credit Union
      (variable rate-4.83% as of 6-30-97)                                28,024
                                                                   -------------

   Total Short-Term Investments                     4.3%              13,670,924

   TOTAL INVESTMENTS                               98.9%             310,927,205

   OTHER ASSETS AND LIABILITIES - NET               1.1%               3,314,552
                                                   -----             -----------

   TOTAL NET ASSETS                               100.0%           $ 314,241,757
                                                  ======           =============

  *The accompanying notes are an integral part of these financial statements.






STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

Assets:
Investments in securities, at market value
    (identified cost $234,952,385) (Note 1)               $297,256,281
Temporary investments in short term securities
    (at cost which approximates market)                     13,670,924

Receivables:
    Dividends and interest                                     132,901
    Capital shares sold                                        192,454
    Other assets                                             5,161,839
                                                           -----------
    Total assets                                           316,414,399
                                                           -----------
Liabilities:
Accounts payable                                             1,955,017
Capital shares redeemed                                        217,625
                                                           -----------
      Total liabilities                                      2,172,642
                                                           -----------
Net Assets (equivalent to $42.20
    per share based on 7,446,176.920
     shares of capital stock outstanding)                 $314,241,757
                                                          ============
Net assets consist of:
Distributions in excess of net investment income          $ (1,149,921)
Unrealized appreciation on investments                      62,303,896
Undistributed net realized gain                             21,373,569
Capital paid-in                                            231,714,213
                                                          ------------
      Total Net Assets                                    $314,241,757
                                                          ============
Computation of net asset value and
    offering price per share:
Net asset value and redemption price
    per share ($314,241,757 divided by
    7,446,176.920 shares)                                   $    42.20
                                                            ==========

Offering price per share (100/96.5 of $42.20)*              $    43.73
                                                            ==========

*On investments of $15,000 or more, the sales charge is reduced as stated in the Prospectus in the section entitled "How to Purchase Shares."

    * The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment Income:
Dividends                                                   $  693,956
Interest                                                       329,708
                                                            ----------
  Total investment income                                    1,023,664
                                                            ----------
Expenses:
Investment advisory fees (Note 5)                              945,963
Transfer agent fees (Note 5)                                   299,097
Reports to shareholders                                         71,235
Fund administration (Note 5)                                    35,000
Registration fees and expenses                                  43,192
Custody fees                                                    29,753
Service provider fees (Note 5)                                  68,659
Professional fees                                              107,551
Trustee fees and expenses                                        4,576
Other expenses                                                   9,109
                                                            ----------
  Total expenses                                             1,614,135
                                                            ----------
   Net Investment Loss                                        (590,471)
                                                            ----------
Realized and Unrealized
  Gain on Investments:
Realized gain from security transactions:
  Proceeds from sales                                      109,216,723
  Cost of securities sold                                  (87,935,295)
                                                           -----------
   Net realized gain                                        21,281,428
                                                           -----------
Unrealized appreciation of investments:
  Beginning of year                                         23,931,581
  End of period June 30, 1997                               62,303,896
                                                           -----------
   Unrealized appreciation during the year                  38,372,315
                                                           -----------
Net Realized and Unrealized
  Gain on Investments                                       59,653,743
                                                           -----------

Net Increase in Net Assets Resulting
  from Operations                                           $59,063,272
                                                           ============

    * The accompanying notes are an integral part of these financial statements.






STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1996

                                   June 30, 1997               1996
                                   ------------------------------------
From Operations:
Net investment loss                $    (590,471)        $    (438,787)
Net realized gain
 from security transactions            21,281,428             8,282,111
Net unrealized appreciation
 during the period                     38,372,315            20,599,200
                                   --------------        --------------

Increase in net assets
 resulting from operations             59,063,272            28,442,524

Dividends to shareholders:
 From realized capital gains                    0           (8,282,081)

Decrease in Net Assets
 from Capital Share
 Transactions                        (13,056,231)          (11,058,284)
                                    -------------        --------------

Increase in Net Assets                 46,007,041            9,102,159

Net Assets:
Beginning of period                   268,234,716          259,132,557
                                    -------------        -------------

End of period
 (including distributions in
 excess of net investment
 income of $1,149,921 in
 1997 and $559,449
 in 1996)                            $314,241,757         $268,234,716
                                    =============        =============

    * The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements


1.  Significant Accounting Policies
    The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies of the Fund.

    Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the NASD's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Short-term securities are money market instruments and are valued at cost which approximates market value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    Security Transactions: In accordance with industry practice, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

    Investment Income, Expenses, and Distributions: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the record date.

    Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  Distributions
    Net realized gains are distributed in the year in which the gains arise. As of June 30, 1997 there was undistributed net capital gain of $21,373,569.

3.  Capital Stock
    As of June 30, 1997 there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $231,714,213. Transactions in capital stock (shares) were as follows:

                                                      SIX MONTHS ENDED JUNE 30, 1997        YEAR ENDED DECEMBER 31, 1996
                                                      ------------------------------        ----------------------------
                                                           Shares            Amount              Shares          Amount
                                                      -------------     ------------        --------------  ------------
   Shares sold                                            422,176       $ 15,703,940           1,403,618    $ 44,793,353
   Shares issued through dividend reinvestment               -                 -                 216,880       7,443,315
   Shares repurchased                                    (775,480)       (28,760,171)         (1,976,494)    (63,294,952)
                                                      -------------     ------------        ------------    ------------
   NET INCREASE (DECREASE)                               (353,304)      $(13,056,231)           (355,996)   $(11,058,284)
                                                      =============     ============        ============    ============

4.  Purchases and Sales of Securities
    Purchases and sales of securities for the six months ended June 30, 1997 were $97,691,548. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 1997 are the same as for financial statement purposes. Of the $62,303,896 of net unrealized appreciation at June 30, 1997, $70,240,823 related to appreciation of securities and $7,936,927 related to depreciation of securities.

5.  Transactions with Affiliates and Related Parties
    Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees computed monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, and 0.70% of the next $70,000,000 and 0.65% of the next
    $100,000,000 and 0.60% of the balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $945,963 for the six months ended June 30, 1997.

    Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $334,097 for the six months ended June 30, 1997. The transfer agent fee is $2.30 per month per account, and the fund administration fee is $5,833 per month.

    Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $68,659 for the six months ended June 30, 1997.

    In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the six months ended June 30, 1997 totaling $200,359 of which $62,362 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and as such, are not expenses of the Fund.

    Jerome L. Dodson is the President of the Fund and is the President and sole shareholder of Parnassus Investments.

    For the six months ended June 30, 1997, the Fund incurred legal fees of $2,360 to Richard D. Silberman, counsel for the Fund. Mr. Silberman is also the Secretary of the Fund.

6.  Financial Highlights
    Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 1997 and for each of the ten years in the period ended December 31 are as follows:

                                    JUNE 30, 1997
                                      (UNAUDITED)   1996     1995     1994    1993    1992    1991     1990    1989    1988    1987
                                      -----------  ------   ------   ------  ------  ------  ------   ------  ------  ------  ------
Net asset value at beginning of period   $34.39    $31.77   $32.82   $31.81  $29.94  $23.53  $16.09   $20.62  $20.46  $16.16  $18.09
                                      -----------  ------   ------   ------  ------  ------  ------   ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)         (0.08)    (0.06)     0.15     2.73    0.27    0.01    0.06     0.16    0.27  (0.05)  (0.04)
    Net realized and unrealized
     gain (loss) on securities             7.89      3.77     0.07     1.00    4.84    8.60    8.29   (4.52)    0.30    6.90  (1.19)
                                      -----------  ------   ------   ------  ------  ------  ------   ------  ------  ------  ------
     Total from investment operations      7.81      3.71     0.22     3.73    5.11    8.61    8.35   (4.36)    0.57    6.85  (1.23)
                                      -----------  ------   ------   ------  ------  ------  ------   ------  ------  ------  ------
DISTRIBUTIONS:
 Dividends from net investment
     income                                  .-        .-   (0.16)   (0.47)  (0.25)  (0.04)  (0.06)   (0.17)  (0.18)    .-    (0.03)
 Distributions from net realized
     gain on securities                      .-    (1.09)   (1.11)   (2.25)  (2.99)  (2.16)  (0.85)     .-    (0.23)  (2.55)  (0.67)
                                      -----------  ------   ------   ------  ------  ------  ------   ------  ------  ------  ------
     Total distributions                    0.00   (1.09)   (1.27)   (2.72)  (3.24)  (2.20)  (0.91)   (0.17)  (0.41)  (2.55)  (0.70)
                                      -----------  ------   ------   ------  ------  ------  ------   ------  ------  ------  ------
Net asset value at end of period          $42.20   $34.39   $31.77   $32.82  $31.81  $29.94  $23.53   $16.09  $20.62  $20.46  $16.16
                                      ===========  ======   ======   ======  ======  ======  ======   ======  ======  ======  ======
TOTAL RETURN*                             22.71%   11.68%    0.62%   11.98%  17.31%  36.80%  52.56%  (21.16%)  2.85%  42.44% (7.95%)

RATIOS / SUPPLEMENTAL DATA:
 Ratio of expenses to average
     net assets                            1.13%    1.10%    1.02%    1.14%   1.26%   1.47%   1.51%    1.77%   1.65%   2.15%   2.13%
 Ratio of net investment income
     (loss) to average net assets        (0.42%)  (0.17%)    0.54%    0.43%   0.13%   0.02%   0.26%    0.87%   1.21% (0.49%) (0.24%)
Portfolio turnover rate                   64.40%   59.60%   29.10%   28.10%  21.00%  32.80%  24.61%   38.25%  11.45%  32.34%  31.69%

Average commission per share+             $0.054   $0.033

Net assets, end of period (000's)       $314,242 $268,235 $259,133 $160,994 $98,774 $56,237 $31,833  $20,738 $23,048 $10,863  $5,374

* Total return figures do not adjust for the sales charge.
+ Average commission rate is calculated for the periods beginning on or after January 1, 1996.

THE PARNASSUS FUND
One Market-Steuart Tower #1600
San Francisco, California 94105
415-778-0200
800-999-3505
networth.quicken.com/parnassus


INVESTMENT ADVISER
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

LEGAL COUNSEL
Richard D. Silberman, Esq.
465 California Street #1020
San Francisco, California 94104

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

DISTRIBUTOR
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

This report must be preceded or accompanied by a current prospectus.